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                                                                    EXHIBIT 10.5

                                                CONFIDENTIAL TREATMENT REQUESTED


PLEASE AGREEMENT FOR COMMERCIAL USE PROPERTY ENTERED INTO, ON ONE HAND, BY IMPULSORA TURISTICA DE OCCIDENTE, S.A. DE C.V., AS OWNER OF THE PROPERTY, REPRESENTED HEREIN BY MR. BERNARDO DOMINGUEZ CERECERES AND HEREINAFTER REFERRED TO AS THE "LESSOR", AND, ON THE OTHER HAND, BY HOTELERA QUALTON, S.A. DE C.V., REPRESENTED HEREIN BY MR. JORGE LOPEZ NUNEZ AND HEREINAFTER REFERRED TO AS THE "LESSEE".

                                    RECITALS

The LESSOR declares through its legal representative that:
         1) It is a Commercial Company legally incorporated pursuant to Mexican law as evidenced by public deed number 4497 dated January 2, 1979, passed before the faith of Mr. Luis Ramirez Orozco, Substitute Associate Notary to Notary Public number 3 in the City of Guadalajara, State of Jalisco, recorded at the Public Registry of Property and Commerce in the City of Puerto Vallarta, Jalisco, under number 59 of the matriculation book and 143 of book 3, second auxiliary tome 3 of the commerce section. Additionally, its corporate purpose includes, among others, the following: "The operation, use and lease of hotels, apartments, condominiums and residential homes and units, even those that operate under the time-sharing scheme and of companies destined to provide services such as restaurants, bars, night clubs, artisan commercial establishments, jewelry, costume jewelry, antiques, perfume, gifts, decor and other merchandise, commercial purchase and sales and commercial trading of all kinds of movable and real estate property for the fulfillment of their corporate purposes; and, in general, the execution of


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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all kinds of civil and commercial activities convenient to the company and allowed by law that in one form or another facilitate and complement the purposes of its administration.
         2) It is free to make use of the possession of the property comprised of land and constructions in the form of buildings as follows: towers A, B and C; located on the plot of land marked with number two of zone one, located in the hotel zone "Prolongacion Los Tules" in Puerto Vallarta, Jalisco, subject matter of this agreement and recorded at the Public Registry of Property and Commerce in that City under record 95o, of book 55, of section 1 at such Registry.
         3) Its representative has the sufficient powers to act as its representative, which were granted on October 16, 1991, before the faith of Mr. Joaquin H. Caceres, Notary Public Num. 21 of the Federal District and that such powers have not been revoked nor amended and that such powers have not been limited to this date.
         4) It executed on September 18, 1992 a separate agreement with the LESSEE for the operation of the hotel described in this agreement, in which LESSEE appears as the OPERATOR.
         5) Hotel units have been sold during the past under the Time-Sharing scheme, with a use between *** and *** years. That *** hotel units have been placed on inventory, of which part thereof are currently in a conversion process, which is why the available inventory for use and operation of hotel rooms is *** units.

The LESSEE declares through its Legal Representative that:


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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         1) It is a Commercial Company legally incorporated pursuant to Mexican law as evidenced by public deed number 106800 dated September 18, 1992, passed before the faith of Mr. Joaquin Caceres y Ferraez, Notary Public number 21 in the Federal District, the recording of which is pending at the Public Registry of Property and Commerce of the Federal District. Additionally, its corporate purpose includes, among others, the following: "Purchase, sale, lease and operation of hotels, motels, restaurants and related services, as well as rendering administration and technical assistance services in the areas described above."
         2) Its representative has the sufficient powers to act as its representative, which were granted on September 18, 1992 before the faith of Mr. Joaquin H. Caceres, Notary Public number 21 of the Federal District and that such powers have not been revoked nor amended and that such powers have not been limited to this date.
         3) It executed on September 18, 1992 a separate agreement with the LESSOR for the operation of the hotel described in this agreement, in which it appears as the OPERATOR.
         4) That it is aware of the "Time-Sharing" sale situation and commits to providing the service to the buyers in exchange for the "maintenance fee" paid by such buyers and which sum shall be set annually by the parties.

BOTH PARTIES declare that:
         1) It is their intention to execute this lease agreement and obligate themselves in the terms set forth hereunder, since it is in their best interest, as follows:


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                    ARTICLES

ONE.  SCOPE OF THE AGREEMENT.
The scope of this agreement is the property comprised of land and constructions in the form of buildings as follows: towers A, B and C; located on the plot of land marked with number two of zone one, located in the hotel zone "Prolongacion Los Tules" in Puerto Vallarta, Jalisco, subject matter of this agreement and recorded at the Public Registry of Property and Commerce in this City under record 95o, 8260 of book 55, of section 1 at such Registry, and has the following features:
LAND:
TOTAL AREA: 11,682.84 m(2)
CROSSING ROAD SECTION, LIMITS AND DIRECTION THAT IT FACES: On Calle del Pueblo de Puerto Vallarta, 2.6 km from Tepic on the highway, on the sidewalk facing the east.
MEASUREMENTS AND ADJACENT PROPERTIES:
TO THE NORTH: 92.00 m of private property
TO THE SOUTH: 146.00 m with Fiesta Americana Hotel
TO THE EAST: 100.00 m with private property and access road (120 m x 7.00 m wide)
TO THE WEST: 98.00 m with the beach and rest areas
PANORAMIC FEATURES: View to the sea, to the Puerto Vallarta Bay.
HOUSING DENSITY. Hotel type.
CONSTRUCTION INTENSITY. ***

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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SERVICES AND/OR LIMITATIONS. ***
PROPERTY:
CURRENT USE:  ***
***
***
***
TYPE OF CONSTRUCTION:
***
***
***
***
***
QUALITY AND CLASSIFICATION OF CONSTRUCTION. ***

TWO. The LESSOR gives the LESSEE a lease on the property described above. Such lease shall include everything that de facto or by law pertains to the property (both land and buildings edified on such land). As of the date of this agreement and throughout its term and that of its extensions, if any, the LESSEE shall be entitled to the exclusive possession of the property, operating equipment, furniture, machinery, boilers, etc. leased.

THREE.  USE OF THE PROPERTY

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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The property shall be used for commercial purposes as a hotel, including, in addition to the rendering of hotel services, services such as restaurant, bar, discotheque, events (party rooms, banquets, etc.), pool, dressers, tennis courts, spa, gym and other similar services.

FOUR.  RENT
***
***
***
The rent to be accrued as of the date notification is made, as set forth in the preceding paragraph shall be *** per month for the year ***. Such rent shall be paid within the first *** days of each month by LESSEE. LESSOR shall provide LESSEE with receipts of rent payment pursuant to the tax requirements set forth in law. ***

The monthly rent shall be paid at LESSOR's domicile within the period set forth in the preceding paragraph. Payment shall be made in U.S. Dollars or in Mexican currency at the exchange rate published by the Central Mexican Bank for payment of obligations denominated in foreign currencies.

In the event that LESSEE does not timely pay the rent, LESSEE shall pay interest at a rate of ***.

LESSEE may not withhold payment of the agreed upon rent unless LESSOR has defaulted in its obligations hereunder and LESSEE were obligated to expend necessary sums so that the property subject matter of this agreement is in compliance with the purpose of this agreement the purpose for which it was leased.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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FIVE.  TERM OF THE AGREEMENT
The term of this agreement is a compulsory *** period for both parties commencing on the date of execution of this agreement.

The parties are entitled to extend the foregoing term through notice addressed to the other party. In such case, the legal relationship shall be deemed unaltered and shall not be understood as a novation of this agreement. Each and every article contained in this agreement shall prevail during any extension, with the sole exception of the updating of the rent in terms of article FOUR. ***

SIX. The LESSEE shall not use the property for any other purposes than those set forth in article TWO of this agreement.

SEVEN. The LESSEE may execute the modifications that LESSEE deems necessary for the property in order to use such property for the purposes for which it has been leased.

EIGHT. All repairs made to the property for its proper maintenance and preservation during the term of this agreement, as well as all modifications to which reference is made in the preceding article shall be borne by the ***.

NINE. LESSEE shall return the property, upon termination of this agreement, in the same conditions in which it was delivered by the LESSOR, with the exception of the modifications made to the property.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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TEN. LESSOR commits to delivering the property to LESSEE in good and normal conditions for its use. ***, both LESSOR and LESSEE shall collaborate in preparing the Record of Delivery, which shall, by reference, be incorporated herein.

ELEVEN. LESSOR commits to delivering the property at the time of execution of this agreement with telephone, water, gas and electricity services, as well as the applicable land use permits, license for the use of the federal land-maritime zone, and further commits to pay for the services for which it is responsible under law.

The payment of the contributions for water and electricity, as well as for the renewal of the permits or the obtaining of new governmental permits required for providing the property with the use for which it is destined shall be the *** responsibility as of the date of execution of this agreement and until its termination.

The payment of property tax and payments for the use of the Federal Land-Maritime Zone shall be borne by the ***.

TWELVE. Articles THIRTEEN through TWENTY-SEVEN shall enter into force at the time LESSEE notifies LESSOR in terms of article FOUR of this agreement.

THIRTEEN. ***

         1)   ***

         2)   ***

         3)   ***


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


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         4)   ***

         5)   ***

         6)   ***

         7)   ***

         8)   ***

         9)   ***

FOURTEEN. All equipment, including furniture and fittings, plating, dinnerware, stemware and linens and all other equipment required for the operation of the hotel shall be deemed property of the ***. These equipment shall be described in the Record of Delivery set forth in article TEN hereto.

FIFTEEN. REPLACEMENT OF OPERATING EQUIPMENT. *** shall replace the HOTEL operating equipment during the term of this Agreement that *** deems convenient. Such replacements shall be borne by the ***.

Such replacements, once installed and concluded, shall become part of the HOTEL.

SIXTEEN. IMPROVEMENTS, ALTERATIONS AND/OR ADDITIONS. When improvements, alterations and/or additions are to be made to the property, *** shall carry them out. ***.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Such improvements, alterations and/or additions, once installed and concluded, shall become part of the HOTEL.

SEVENTEEN. PREVENTIVE MAINTENANCE. *** shall maintain the HOTEL in good operating conditions, notwithstanding reasonable wear and tear and damages caused as a result of fires, riots, disasters, events of force majeure or acts of God or other similar accidents. The expenses incurred by the *** in maintaining and repairing the HOTEL for its proper functioning shall be borne solely by the ***.

EIGHTEEN. STRUCTURAL CHANGES. If during the term of this agreement, *** sees the need to make structural changes or repairs to the HOTEL for the proper functioning of the HOTEL, or such structural changes are required pursuant to a court order, legal or regulatory requirement in force or coming into force during the term of this Agreement or pursuant to an express order of any competent authority, *** shall implement such changes or repairs with the prior written authorization of the ***.

In such an event, the structural changes and repairs shall be borne solely by the ***, whom expressly so accepts the foregoing, and the structural changes and repairs shall be implemented seeking to minimize hindrance to the HOTEL's activities. In the event that the *** refuses to pay for such restructuring expenses, *** shall pay such expenses ***.

NINETEEN. PERMITS AND LICENSES. All necessary permits and licenses and those permits and licenses which are required for the operation of the HOTEL, by regulations or administrative provisions, shall be obtained by the *** at its expense and


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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shall be issued in its name. *** commits to maintaining such permits and licenses in force during the term and extensions of this Agreement and shall be responsible for the expenses incurred in connection therewith.

TWENTY. COMMITMENTS AND LIABILITIES. The provisions of this Agreement are not intended to constitute an association or a company between LESSOR and LESSEE. Consequently, the LESSEE's revenues and fees shall not be affected in any manner whatsoever as a result of its hotel activities or operation of the property.

TWENTY-ONE. PERSONNEL. ***, at the time this article enters into force, shall pay ***, the payroll and related expenses of all employees that intervene in the hotel operation, such as Social Security, Infonavit, etc. ***. In this sense, the *** hereby undertakes to grant the *** or the person designated by the *** all general powers necessary in labor matters for the contracting, dismissal, termination, selection, etc. of personnel, as well as powers to appear before any labor authority, whether local or federal or judicial or administrative in nature, or labor unions to defend its interests. *** shall determine the number of employees.

It is hereby set forth and exclusively agreed that all personnel renders services exclusively to the *** and are not employed by the ***.

*** shall not be liable for such personnel with respect to wages or compensation to such employees, except for the provisions set forth in the applicable labor laws.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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TWENTY-TWO. INSURANCE. *** shall obtain, at its sole expense, insurance denominated in Dollars of the United States of America covering any risk to which the leased property is exposed, such as fire, lightning, earthquakes and/or tremors and/or volcanic eruptions, hurricanes, hail and/or whirlwinds, heavy seas and/or floods, explosions and acts of vandalism.

The value of the insured risk shall be determined by mutual agreement of the parties hereto and shall never be less than the total insurable replacement cost of the leased property damaged. The preferred beneficiary shall be the
***.

It is expressly agreed that in the event that such an incident were to occur, the *** shall invest the proceeds from the insurance company in no more than *** days from the date of the incident to reconstruct the leased property; in the event the *** defaults on this obligation, the *** shall be entitled to rescind this agreement and shall be further entitled *** the option of rebuilding the property with its own funds, ***.

*** shall maintain at its sole expense, insurance that covers its civil and objective liability vis-a-vis the public, as well as business interruption insurance.

TWENTY-THREE. STANDARDS. During the term of this Agreement, the HOTEL shall operate in like form as other similar businesses of the Qualton Hotel Chain, maintaining the same standards of common order maintained in other businesses under its management and ensuring good, efficient service, wholesome food and courteous and kind treatment for its clients.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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LESSEE may advertise the HOTEL as another hotel operated by the LESSEE's chain and shall use the signs, trade names, and diagrams of its organization regarding the HOTEL administration.

LESSOR acknowledges that it has no right whatsoever to the diagrams, insignias, emblems, trade names, trademarks and other similar legally protected property set forth and regulated by the intellectual and industrial property protection laws applicable to the LESSEE, and that are used by the LESSEE in its hotel operations. Furthermore, LESSOR acknowledges that at the termination of this Agreement, LESSOR shall refrain from using the signs and trade names and shall likewise make no statement or declaration that may induce the general public to believing that the HOTEL continues under LESSEE management and that the LESSEE continues to be affiliated in any manner whatsoever to LESSOR's system.

TWENTY-FOUR. SUCCESSORS AND ASSIGNEES. The parties agree that any change in ownership of the HOTEL shall not affect the LESSEE's rights hereunder and LESSOR expressly agrees that the new owner shall be aware of and shall assume all obligations and responsibilities for which LESSOR is liable hereunder.

Upon executing the Trust Agreements, Mortgage Agreements or any other type of liens, the LESSEE's rights as set forth hereunder shall be secured with respect to their survival and continuity. Such rights shall survive regardless of the fact that the LESSOR merges or consolidates itself with another company. Therefore, in such event, the new company shall continue abiding by the terms and conditions of this agreement.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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In the event that the LESSOR receives any type of offer for the HOTEL and all the facilities that are part of the HOTEL, LESSOR shall ensure that such offer includes the acceptance of the terms and conditions hereunder by the future owner.

Notwithstanding the foregoing, in the case set forth in the preceding paragraph, the LESSOR shall notify the LESSEE in writing of the purchase offer in case that, pursuant to the provisions of article 2447 of the Civil Code in force in the Federal District, the LESSEE may exercise the preferential right granted in article 2448 of such Civil Code. This right shall be exercised by the LESSEE within 90 days following the date on which written notice is received from the LESSOR.

If the LESSEE does not exercise its right within the period set forth in this article, LESSOR may transfer the leased property to the third party, without prejudice of the obligations set forth in the first paragraph of this article.

TWENTY-FIVE. LIENS. In the event that LESSOR is in need of obtaining a loan or credit facility for financing HOTEL expansions, constructions and/or refurbishments, LESSOR commits to obtaining from the lender its approval of the contents of this Agreement and acknowledgment of such agreement in its terms and conditions. If for any reason such lender were to acquire possession or ownership of the property, such acquisition shall be deemed in acceptance of the terms and conditions set forth hereunder.

TWENTY-SIX. PARTICIPATION OF LESSOR IN THE OPERATION. Pursuant to the agreement of the parties herein, the LESSOR shall not be entitled during the term of this agreement to request that LESSEE acknowledge circumstances, or implement


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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methods or systems that LESSOR deems are convenient for the better operation of the HOTEL, since such matters shall be the sole responsibility of the LESSEE.

TWENTY-SEVEN. LESSEE may assign or sublet the leased property to one of its affiliates or subsidiaries. LESSOR hereby grants its express consent as of the date hereof to the foregoing. For the purposes of this article, affiliate or subsidiary shall mean any company in which, due to shareholding position or bylaw provisions or contractual provisions, the LESSEE is entitled to determine the manner in which its administrative bodies are composed or administrative decisions are made by such body. In the event that the LESSOR grants its consent for subletting, the LESSEE shall remain liable to the LESSOR as if the LESSEE continued using and enjoying the leased property; therefore, LESSEE agrees to not execute sublease agreements for a period exceeding the term of this agreement and to deliver to LESSOR, at the termination thereof, the leased property free of any occupants and free of any liability towards its sublessee(s). Concessions that by the very nature of the business need be granted to third parties for providing additional services to guests are expressly excluded from the foregoing.

TWENTY-EIGHT. ***.
***

         1)   ***

         2)   ***


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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         3)   ***

TWENTY-NINE.  ***
***

THIRTY.  JURISDICTION AND AUTHORITY OF THE COURTS
The interpretation and fulfillment of this agreement shall be governed, as agreed by the parties, by the laws in force in the Federal District at the time of execution of this agreement and by the courts sitting in the Federal District. The parties hereby waive any forum that may be available to them by reason of their current or future domiciles or otherwise.

For the purposes of this agreement, the parties designate the following as their domiciles:

LESSOR:             PLOT OF LAND MARKED WITH  NUMBER
                    TWO OF ZONE ONE,  LOCATED IN THE
                    HOTEL ZONE  "PROLONGACION  LOS  TULES"
                    IN PUERTO  VALLARTA, JALISCO

LESSEE:             MONTERREY NUMBER 150
                    COL. ROMA, C.P. 06700
                    MEXICO, D.F.

The parties declare that there is no error, fraud, bad faith or any other vice of consent or violence at the time of execution of this agreement and that once this agreement was read, they sign it on September 18, 1992.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                     LESSOR


                        /s/ Bernardo Dominguez Cereceres
         ---------------------------------------------------------------
         MR. BERNARDO DOMINGUEZ CERECERES


                                     LESSEE

                              /s/ Jorge Lopez Nunez
         ---------------------------------------------------------------
         MR. JORGE LOPEZ NUNEZ


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.